Investment Income	12 Months Ended
Jun. 30, 2025
Analysis of income and expense [abstract]
Investment Income	Investment income
Accounting policy
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.
Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA Rand
Figures in million	2025	2024	2023
Interest income from financial assets at amortised cost (a)	1 228	690	425
Dividend income	16	15	19
Net gain on financial instruments (b)	260	104	219
Total investment income	1 504	809	663
(a)Interest income increased during 2025 mainly due to higher favourable cash balances.
(b)The net gain primarily relates to the environmental trust funds (refer to note 15). In 2025, fair value gains on the equity-
linked deposits that form part of restricted investments increased by R159 million mainly due to the improved performance of the JSE Top 40 index to which they are linked.